UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 18, 2021

AUGUSTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54653	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 555 – 999 Canada Place, Vancouver, BC, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 687-1717

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08   Shareholder Director Nominations.

As previously reported on a Current Report on Form 8-K filed March 22, 2021, Augusta Gold Corp. (the "Company"), scheduled its 2021 Annual Meeting of Stockholders (the "2021 Meeting") for June 15, 2021, and set April 19, 2021 as the record date for determining stockholders entitled to notice of, and to vote at, the 2021 Meeting. It also set April 5, 2021 as the deadline for the timely receipt of any stockholder proposals submitted for the 2021 Meeting pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), for inclusion in the Company's 2021 Meeting proxy materials, and March 27, 2021 as the deadline for qualified stockholder proposals and nominations to be considered at the 2021 Annual Meeting pursuant to the Company’s bylaws.

On May 18, 2021, the Board of Directors of the Company, rescheduled the Annual Meeting from June 15, 2021 to July 29, 2021 and reset the record date for determining stockholders entitled to notice of, and to vote at, the 2021 Meeting to June 21, 2021 and only such stockholders will be entitled to notice of and to vote at the 2021 Annual Meeting. The time and location of the 2021 Annual Meeting will be as set forth in the Company's proxy statement for the 2021 Annual Meeting.

Because the new date of the 2021 Annual Meeting differs by more than 30 days from the anniversary date of the Company's 2020 annual meeting of stockholders, which was held on May 15, 2020, the deadline for submission of any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the deadlines for any stockholder to submit a nominee to serve as director or to submit a proposal to be considered at the meeting or for inclusion in the Company's proxy materials outside of Rule 14a-8, as set forth in the Company's proxy statement, filed with the United States Securities and Exchange Commission (the "SEC") on April 14, 2020, no longer apply. Pursuant to the Company's bylaws (the "Bylaws") and Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals by means of this report.

To be considered for inclusion in the Company's proxy materials for the 2021 Annual Meeting in accordance with Rule 14a-8, stockholder proposals must be submitted in writing by May 26, 2021, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2021 Annual Meeting.

In accordance with the Company's Bylaws, because the date of the 2021 Annual Meeting will be delayed by more than thirty (30) days after the anniversary of the Company's 2020 annual meeting of stockholders, in order for a stockholder entitled to vote to bring a proposal or submit a nominee for director at the 2021 Annual Meeting, such stockholder must give notice to the Company in accordance with its Bylaws of such proposal or nominee and such notice by such stockholder must be received no later than the close of business on the 5th day following the day on which public announcement of the date of the 2021 Annual Meeting is first made. Accordingly, notice of stockholder proposals or nominations for director for the 2021 Annual Meeting must be received no later than 5:00 p.m. Vancouver local time on May 26, 2021.

Proposals and notices must be in writing and received by our Corporate Secretary at Suite 555 – 999 Canada Place, Vancouver, BC, Canada V6C 3E1, and must also comply with the requirements set forth in the rules and regulations of the Exchange Act and the Company's Bylaws.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUGUSTA GOLD CORP.

Date: May 19, 2021	By:	/s/ Tom Ladner
	Name:	Tom Ladner
	Title:	VP Legal